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Exhibit 99.1

Rocket Lab Announces Third Quarter 2022

Results and Guidance for Fourth Quarter 2022

•
Record revenue of $63.1 million, representing 14% sequential quarter-on-quarter growth and 1,093% Year-on-Year quarterly revenue growth
•
Fourth quarter revenue expected to range between $51 million and $54 million as Q4 launch customer pushes into 2023

Long Beach, California. November 09, 2022 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today shared the financial results for its fiscal third quarter of 2022, ended September 30, 2022.

Rocket Lab founder and CEO, Peter Beck, said: “This quarter recorded historic achievements for Rocket Lab. We continued our small launch industry-leading cadence of a successful mission every month in Q3, and following another successful launch early in Q4 we have now conducted nine orbital missions in 2022, beating our previous annual launch record. The development of our large Neutron rocket was accelerated this quarter with the selection of the NASA Stennis Space Center as the site for Archimedes engine testing and development, eliminating the need to build a site from scratch and speeding up our development time to first launch. Neutron hardware was also produced for the first time this quarter, including full-scale prototypes of the rocket’s Archimedes engine and seven-metre diameter tank section.

“Our space systems business growth is continuing, highlighted by our single largest satellite separation systems order in company history totalling $14 million. Since July 1, our space solar power business has also executed more than 50 contracts or modifications to existing contracts, and early in the fourth quarter we’ve booked more than $13 million in new business, with the majority of those bookings generated by space systems.”

Third Quarter 2022 Business Highlights:

•
Launched three successful Electron missions in the third quarter: two for U.S. Government national security customer the National Reconnaissance Office, and a third for commercial constellation operator Synspective.
•
Selected NASA Stennis Space Center as the site for Neutron engine testing and development, fast-tracking the program’s development to first launch by eliminating the need to build a new engine testing site from scratch.
•
Progressed the development of the Neutron launch vehicle and its reusable Archimedes engines, with early prototypes produced including 3D-printed components and a seven-meter diameter Neutron tank section, and capital investment in long lead time tooling including structural moulds and rocket-building robots for automated tape laying.

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•
Secured the first of two awards to provide motorized lightbands to customers supporting the U.S. Department of Defense’s Tranche 1 Tracking Layer (T1TL) constellation.
•
Awarded a contract to supply solar power for three Next Gen OPIR GEO (NGG) satellites for the U.S. Space Force (USSF), continuing the long-standing support of solar power products for missile-warning satellites for the USSF.
•
Awarded a research agreement with the United States Transport Command (USTRANSCOM) to explore cargo transport use for Electron, Neutron, and Photon.
•
Introduced Rocket Lab’s Responsive Space Program to enable rapid call-up launch and spacecraft capabilities.
•
Completed the construction of a high-volume manufacturing line for satellite reaction wheels capable of producing up to 2,000 units per year, with production now underway for an undisclosed satellite mega constellation customer.

Since October 1, 2022 Rocket Lab also:

•
Reached a new Company record of nine successful orbital missions within a calendar year.
•
Successfully launched two dedicated Electron missions, including an environmental monitoring satellite through General Atomics and the U.S. Space Force’s Space Systems Command for the National Oceanic and Atmospheric Administration (NOAA), plus a climate monitoring satellite for the Swedish National Space Agency via OHB Sweden. The missions took Rocket Lab’s total Electron launch tally to 32 missions.
•
Marked the arrival of the Electron rocket at Launch Complex 2 (LC-2) in Virginia as Rocket Lab prepares for the Company’s first mission from U.S. soil. Electron processing is underway and launch preparations have begun for the inaugural LC-2 launch scheduled for December 2022.
•
Signed a contract with an undisclosed satellite constellation operator for another mission from LC-2 in January 2023, weeks after the expected first Electron lift-off from LC-2. The short turnaround between missions is expected to be one of the fastest launch turnarounds by an active orbital small launch provider from U.S. soil.
•
Secured our second award to provide motorized lightbands to Lockheed Martin for the U.S. Department of Defense’s Tranche 1 Tracking Layer (T1TL) constellation, with the combination of the Q3 and Q4 awards representing the largest program award for satellite separation systems in Rocket Lab history, totalling over $14 million.
•
Selected by NASA to build solar panels for the agency’s CADRE mobile robot program to build and operate shoebox sized mobile robots that will explore hard-to-reach places on Moon, Mars, and beyond.

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Fourth Quarter 2022 Guidance

For the fourth quarter of 2022, Rocket Lab expects:

•
Revenue between $51 million and $54 million
•
Launch Services revenue of approximately $17 million
•
Space Systems revenue of between $34 million to $37 million
•
GAAP Gross Margins between 5% to 7%
•
Non-GAAP Gross Margins between 16% to 18%
•
GAAP Operating Expenses $39 million to $41 million
•
Non-GAAP Operating Expenses $28 million to $30 million
•
Expected Interest expenses (Income), net $1 million expense
•
Adjusted EBITDA loss of $12 million to $16 million
•
Basic Shares Outstanding 474 million

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release.

Conference Call Information & Shareholder Q&A Platform

Rocket Lab will host a conference call for investors at 1:30 p.m. PT (4:30 p.m. ET) today to discuss these business highlights and financial results for our third quarter, to provide our outlook for the rest of the year, and other updates.

As part of the event, Rocket Lab has opened up a public Q&A platform where verified retail and institutional shareholders will be able to submit and upvote questions. A selection of these questions will be answered by Rocket Lab management during the earnings call. To submit questions, please visit https://app.saytechnologies.com/rocket-lab-2022-q3

The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

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About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron launch vehicle for large spacecraft and constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 152 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a second launch site in Virginia, USA which is expected to become operational in 2022. To learn more, visit www.rocketlabusa.com.

+ Rocket Lab Investor Relations Contact

Adam Spice

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Murielle Baker

media@rocketlabusa.com

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Forward Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, including without limitation Q4 2022 guidance, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to the global COVID-19 pandemic; risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 24, 2022, and elsewhere (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein). There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. You should read this press release with the understanding that our actual results may be materially different from the plans, intentions and

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expectations disclosed in the forward looking statements we make. All forward looking statements are qualified in their entirety by this cautionary statement. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. GAAP measures for the historical periods disclosed are included in this presentation. We have not provided a reconciliation for forward-looking non GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock based compensation and its related tax effects. The following definitions are provided:

Adjusted EBITDA

Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income to determine adjusted income. Management believes this measure provides investors meaningful insight into results from ongoing operations.

Other Non-GAAP Financial Measures

Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022 AND 2021

(unaudited; in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues	$63,057	$5,287	$159,234	$34,759
Cost of revenues	54,590	17,738	142,074	43,337
Gross profit (loss)	8,467	(12,451)	17,160	(8,578)
Operating expenses:
Research and development, net	17,508	14,189	50,150	29,797
Selling, general and administrative	22,961	25,655	64,991	39,347
Total operating expenses	40,469	39,844	115,141	69,144
Operating loss	(32,002)	(52,295)	(97,981)	(77,722)
Other income (expense):
Interest expense, net	(1,486)	(2,977)	(6,907)	(3,377)
Gain (loss) on foreign exchange	(51)	16	(3,947)	(389)
Change in fair value of liability classified warrants	—	(33,947)	13,482	(39,424)
Other income (expense), net	622	(450)	625	(583)
Total other income (expense), net	(915)	(37,358)	3,253	(43,773)
Loss before income taxes	(32,917)	(89,653)	(94,728)	(121,495)
Benefit (provision) for income taxes	(1,693)	1,684	(4,008)	979
Net loss	$(34,610)	$(87,969)	$(98,736)	$(120,516)
Net loss per share attributable to Rocket Lab USA, Inc.:
Basic and diluted	$(0.07)	$(0.39)	$(0.21)	$(0.93)
Weighted-average common shares outstanding:
Basic and diluted	469,768,797	228,266,647	463,709,955	129,232,016

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2022 AND DECEMBER 31, 2021

(in thousands, except share and per share data)

	September 30, 2022
	(unaudited)	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$333,279	$690,959
Marketable securities, current	169,428	—
Accounts receivable, net	57,732	13,957
Contract assets	9,063	2,490
Inventories	86,138	47,904
Prepaids and other current assets	43,810	19,454
Total current assets	699,450	774,764
Non-current assets:
Property, plant and equipment, net	93,547	65,339
Intangible assets, net	82,980	57,487
Goodwill	59,929	43,308
Right-of-use assets - operating leases	32,214	28,424
Right-of-use assets - finance leases	15,768	—
Marketable securities, non-current	9,751	—
Restricted cash	3,008	1,116
Deferred income tax assets, net	3,243	5,859
Other non-current assets	1,472	4,550
Total assets	$1,001,362	$980,847
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$13,266	$3,489
Accrued expenses	9,586	10,977
Employee benefits payable	8,560	8,266
Contract liabilities	112,649	59,749
Current installments of long-term borrowings	2,886	2,827
Other current liabilities	14,393	10,999
Total current liabilities	161,340	96,307
Non-current liabilities:
Long-term borrowings, excluding current installments	99,344	97,297
Non-current operating lease liabilities	31,588	28,302
Non-current finance lease liabilities	15,656	—
Deferred tax liabilities	22	466
Public and private warrant liabilities	—	58,227
Other non-current liabilities	2,576	1,800
Total liabilities	310,526	282,399
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued and outstanding shares: 472,746,850 and 450,180,479 at September 30, 2022 and December 31, 2021, respectively	47	45
Additional paid-in capital	1,098,892	1,002,106
Accumulated deficit	(403,747)	(305,011)
Accumulated other comprehensive income (loss)	(4,356)	1,308
Total stockholders’ equity	690,836	698,448
Total liabilities and stockholders’ equity	$1,001,362	$980,847

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022 AND 2021

(unaudited; in thousands)

	Nine Months Ended September 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(98,736)	$(120,516)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	21,590	7,410
Stock-based compensation expense	43,312	24,173
Loss on disposal of assets	32	63
Loss on extinguishment of long-term debt	—	496
Amortization of debt issuance costs and discount	2,107	846
Noncash lease expense	2,312	1,479
Noncash (income) expense associated with liability-classified warrants	(13,482)	39,424
Change in the fair value of contingent consideration	200	—
Accretion of marketable securities purchased at a discount	(421)	—
Deferred income taxes	1,167	(3,707)
Changes in operating assets and liabilities:
Accounts receivable	(30,752)	(10,601)
Contract assets	(6,960)	1,969
Inventories	(17,635)	(12,226)
Prepaids and other current assets	(17,173)	(1,871)
Other non-current assets	3,281	—
Trade payables	(1,625)	(4,497)
Accrued expenses	(3,530)	2,769
Employee benefits payables	2,519	1,234
Contract liabilities	26,404	25,031
Other current liabilities	2,310	(92)
Non-current lease liabilities	(2,551)	(1,258)
Other non-current liabilities	39	(3)
Net cash used in operating activities	(87,592)	(49,877)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(27,419)	(11,447)
Cash paid for acquisitions, net of acquired cash and restricted cash	(65,824)	—
Purchases of marketable securities	(179,853)	—
Repayments of marketable securities	240	—
Net cash used in investing activities	(272,856)	(11,447)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options and public warrants	4,278	2,790
Proceeds from Employee Stock Purchase Plan	3,149	—
Proceeds from sale of employees restricted stock units to cover taxes	28,587	—
Minimum tax withholding paid on behalf of employees for restricted stock units	(28,308)	—
Tax payment for net settled option shares	(444)	—
Payment of contingent consideration	(5,500)	—
Finance lease principal payments	(193)	—
Proceeds from long-term revolving line of credit	—	15,000
Proceeds from long-term secured term loan	—	98,895
Repayments on long-term revolving line of credit	—	(15,000)
Proceeds from Business Combination and PIPE Investment, net of transaction costs	—	730,452
Repurchase of shares and options from management, net of amount recognized as compensation cost	—	(30,358)
Net cash provided by financing activities	1,569	801,779
Effect of exchange rate changes on cash and cash equivalents	3,091	(599)
Net increase (decrease) in cash and cash equivalents and restricted cash	(355,788)	739,856
Cash and cash equivalents, and restricted cash, beginning of period	692,075	53,933
Cash and cash equivalents, and restricted cash, end of period	$336,287	$793,789

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022 AND 2021

(unaudited; in thousands)

The tables provided below reconcile the non-GAAP financial measures adjusted EBITDA, gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
NET LOSS	$(34,610)	$(87,969)	$(98,736)	$(120,516)
Depreciation	4,400	1,945	11,911	5,500
Amortization	3,453	618	9,679	1,910
Stock-based compensation expense	14,485	21,793	43,312	24,173
Management redemption compensation expense	—	9,724	—	9,724
Transaction costs	34	659	505	659
Loss on extinguishment of debt	—	—	—	795
Interest expense, net	1,486	2,977	6,907	3,377
Change in fair value of liability classified warrants	—	33,947	(13,482)	39,424
Change in fair value of contingent consideration	200	—	200	—
Performance reserve escrow	1,894	—	5,684	—
Amortization of inventory step-up	—	—	2,618	—
(Benefit) provision for income taxes	1,693	(1,684)	4,008	(979)
(Gain) loss on foreign exchange	51	(16)	3,947	389
ADJUSTED EBITDA	$(6,914)	$(18,006)	$(23,447)	$(35,544)

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	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP Gross profit (loss)	$8,467	$(12,451)	$17,160	$(8,578)
Stock-based compensation	4,964	7,937	14,091	8,541
Amortization of purchased intangibles	1,756	56	3,072	168
Amortization of inventory step-up	—	—	2,618	—
Performance reserve escrow	114	—	342	—
Non-GAAP Gross profit (loss)	$15,301	$(4,458)	$37,283	$131
Non-GAAP Gross margin	24.3%	-84.3%	23.4%	0.4%

GAAP Research and development, net	$17,508	$14,189	$50,150	$29,797
Stock-based compensation	(5,309)	(5,967)	(16,685)	(6,934)
Amortization of purchased intangibles	(9)	(366)	(3,333)	(1,105)
Non-GAAP Research and development, net	$12,190	$7,856	$30,132	$21,758

GAAP Selling, general and administrative	$22,961	$25,655	$64,991	$39,347
Stock-based compensation	(4,212)	(7,889)	(12,536)	(8,698)
Management redemption compensation expense	—	(9,724)	—	(9,724)
Amortization of purchased intangibles	(1,529)	(24)	(2,907)	(72)
Transaction costs	(34)	(659)	(505)	(659)
Performance reserve escrow	(1,781)	—	(5,343)	—
Change in fair value of contingent consideration	(200)	—	(200)	—
Non-GAAP Selling, general and administrative	$15,205	$7,359	$43,500	$20,194

GAAP Operating expenses	$40,469	$39,844	$115,141	$69,144
Stock-based compensation	(9,521)	(13,856)	(29,221)	(15,632)
Management redemption compensation expense	—	(9,724)	—	(9,724)
Amortization of purchased intangibles	(1,538)	(390)	(6,240)	(1,177)
Transaction costs	(34)	(659)	(505)	(659)
Performance reserve escrow	(1,781)	—	(5,343)	—
Change in fair value of contingent consideration	(200)	—	(200)	—
Non-GAAP Operating expenses	$27,395	$15,215	$73,632	$41,952

GAAP Operating loss	$(32,002)	$(52,295)	$(97,981)	$(77,722)
Total non-GAAP adjustments	19,908	32,622	61,632	35,901
Non-GAAP Operating loss	$(12,094)	$(19,673)	$(36,349)	$(41,821)

GAAP Total other income (expense), net	$(915)	$(37,358)	$3,253	$(43,773)
Change in fair value of liability classified warrants	—	33,947	(13,482)	39,424
(Gain) loss on foreign exchange	51	(16)	3,947	389
Non-GAAP Total other income (expense), net	$(864)	$(3,427)	$(6,282)	$(3,960)

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